Exhibit 99.2

CBRE GROUP, INC. Third Quarter 2014: Earnings Conference Call October 29, 2014

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our third quarter earnings report, filed on Form 8-K, our most recent annual report on Form 10-K (as amended) and our most recent quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix or in our quarterly earnings report. FORWARD-LOOKING STATEMENTS

CONFERENCE CALL PARTICIPANTS Bob Sulentic PRESIDENT AND CHIEF EXECUTIVE OFFICER Gil Borok DEPUTY CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER Jim Groch CHIEF FINANCIAL OFFICER AND GLOBAL DIRECTOR OF CORPORATE DEVELOPMENT Steve Iaco INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS

Q3 2014 Region Highlights BUSINESS OVERVIEW Americas EMEA Asia Pacific Revenue 20% (20% local currency) Revenue 101% (95% local currency) Ex. Norland Revenue 25% (19% local currency) Revenue 25% (23% local currency)

Revenue ($ in millions) Contractual Revenue Sources Capital Markets Global Corporate Services and Asset Services1 Investment Management Appraisal & Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Q3 2014 $ 944.0 $ 105.0 $ 119.3 $ 579.7 $ 404.6 $ 94.4 $ 11.6 $ 16.5 $ 2,275.1 % of Q3 2014 Total 41% 5% 5% 25% 18% 4% 1% 1% 100% Q3 2013 $ 609.2 $ 127.3 $ 97.9 $ 503.3 $ 303.7 $ 67.2 $ 10.2 $ 15.1 $ 1,733.9 Growth Rate (Change Q3 2014-over-Q3 2013) USD 55% -18% 22% 15% 33% 41% 14% 9% 31% Local Currency 54% -19% 19% 14% 32% 40% 14% 4% 30% Q3 2014 BUSINESS LINE REVENUE Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. 76% of total revenue Contractual revenue plus leasing, which is largely recurring, is 76% of total revenue

Q3 2014 PERFORMANCE OVERVIEW Normalized EBITDA excludes certain carried interest incentive compensation (reversal) expense. Adjusted net income and adjusted EPS exclude amortization expense related to certain intangible assets attributable to acquisitions, certain carried interest incentive compensation (reversal) expense and the write-off of financing costs. All EPS information is based on diluted shares. Based on adjusted results. Revenue EBITDA Normalized EBITDA1 Net Income2 EPS2,3 Q3 2014 $ 2,275.1 M $ 292.9 M $ 292.2 M GAAP $ 107.1 M Adjusted $ 132.6 M GAAP $ 0.32 Adjusted $ 0.40 Q3 2013 $ 1,733.9 M $ 224.4 M $ 225.2 M GAAP $ 94.4 M Adjusted $ 99.7 M GAAP $ 0.28 Adjusted $ 0.30 Change from Q3 2013 31% 31% 30% 33%4 33%4

($ in millions) Global Corporate Services and Asset Services1 Leasing Sales Q3 2014 $ 513.5 $ 413.0 $ 252.1 USD2 16% 18% 27% Local Currency2 17% 18% 27% YTD Q3 2014 $ 1,467.9 $ 1,097.1 $ 625.5 USD3 13% 16% 15% Local Currency3 14% 16% 16% Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Growth rate for Q3 2014 versus Q3 2013. Growth rate for YTD Q3 2014 versus YTD Q3 2013. AMERICAS REVENUE Total Q3 2014 revenue up 20% in USD and in local currency

($ in millions) Global Corporate Services and Asset Services1 Leasing Sales Q3 2014 $ 343.2 ($ 127.0 ex. Norland) $ 97.6 $ 83.2 USD2 249% (29% ex. Norland)  9% 37% Local Currency2 244% (24% ex. Norland)  3%  30% YTD Q3 2014 $ 996.5 ($ 367.1 ex. Norland) $ 261.2 $ 209.6 USD3 249% (29% ex. Norland)  8% 38% Local Currency3 243% (23% ex. Norland)  3% 31% EMEA REVENUE Total Q3 2014 revenue up 101% in USD or 95% in local currency Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Growth rate for Q3 2014 versus Q3 2013. Growth rate for YTD Q3 2014 versus YTD Q3 2013.

($ in millions) Global Corporate Services and Asset Services1 Leasing Sales Q3 2014 $ 83.4 $ 68.9 $ 69.1 USD2 22%  9% 57% Local Currency2 20%  8% 56% YTD Q3 2014 $ 234.6 $ 191.1 $ 171.6 USD3  9%  6% 25% Local Currency3 14% 10% 30% ASIA PACIFIC REVENUE Total Q3 2014 revenue up 25% in USD or 23% in local currency Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Growth rate for Q3 2014 versus Q3 2013. Growth rate for YTD Q3 2014 versus YTD Q3 2013.

Q3 YTD Q3 New 26 70 Expansions 11 50 Renewals 20 47 GLOBAL CORPORATE SERVICES 26 new clients in Q3 2014 – one of the highest ever 6 new public sector clients 3 new U.S. healthcare clients 5 new clients in EMEA and Asia Pacific 2014 TOTAL CONTRACTS Facilities Management Transaction Services Project Management HIGHLIGHTS

YTD Q3 Q3 GLOBAL INVESTMENT MANAGEMENT Excludes securities business. Normalized EBITDA excludes certain carried interest compensation (reversal) expense. Includes discontinued operations. See slide 20 for details. In 2011, CBRE acquired the real estate investment management operations of ING Group in Europe, Asia and its global securities business. As of September 30, 2014. TTM Q3 4 CAPITAL RAISED1 ASSETS UNDER MANAGEMENT (AUM) ($ in billions) ($ in billions) FINANCIAL RESULTS Revenue Normalized EBITDA2 Rental Carried Interest Asset Management Acquisition, Disposition & Incentive Capital to deploy: $6.5 billion5 Co-Investment: $155.4 million5 ($ in millions) 3 3

Q3 YTD Q3 Revenue Pro-forma Revenue3 2 2 DEVELOPMENT SERVICES 1 $110.1 million of co-investments at the end of Q3 2014 $13.8 million in recourse debt to CBRE and repayment guarantees at the end of Q3 2014 In Process figures include Long-Term Operating Assets (LTOA) of $0.3 billion for 3Q 14, $0.9 billion for 4Q 13, $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, and $1.4 billion for 4Q 09. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. Includes discontinued operations. See slide 20 for details. Pro-forma revenue includes gains on sales of assets and equity in unconsolidated subsidiaries net of non-controlling interest. FINANCIAL RESULTS PROJECTS IN PROCESS/PIPELINE ($ in billions) Revenue Normalized EBITDA ($ in millions)

Positive trends Strong momentum across our business lines Underlying fundamentals continue to improve Market sentiment remains positive Considerations Return of financial market volatility Concerns about slowing economic growth outside the U.S. More challenging earnings comparison ($58 million of carried interest in Q4 2013) Increasing our adjusted EPS guidance to $1.65 - $1.701 2014 Expectations BUSINESS OUTLOOK We have not reconciled the non-GAAP EPS guidance to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

SUPPLEMENTAL SLIDES AND GAAP RECONCILIATION TABLES

U.S. MARKET STATISTICS U.S. VACANCY U.S. ABSORPTION TRENDS (in MSF) 3Q13 3Q14 4Q14 F 4Q15F 3Q13 3Q14 2013 2014F 2015F Office 15.1% 14.1% 14.0% 13.5% 8.3 16.1 36.7 48.1 41.4 Industrial 11.6% 10.6% 10.5% 10.1% 53.7 60.3 238.5 198.7 160.5 Retail 12.2% 11.5% 11.2% 9.8% 1.3 8.0 28.1 32.3 49.6 Source: CBRE Econometric Advisors (EA) Outlooks 3Q 2014 preliminary Cap Rates Stable and Volumes Up Cap Rate Growth 3Q13 2Q14 3Q14 4Q14F Office Volume ($B) 25.1 28.1 30.6 Cap Rate 7.0% 6.9% 6.7% -10 to +20 bps Industrial Volume ($B) 14.4 12.6 12.5 Cap Rate 7.5% 7.2% 7.2% 0 to +20 bps Retail Volume ($B) 19.9 15.1 18.4 Cap Rate 7.0% 6.9% 6.8% 0 to +20 bps Source: CBRE EA estimates from RCA data October 2014 Source: CBRE EA estimates

Pro-forma as of September 30, 20141 MANDATORY AMORTIZATION AND MATURITY SCHEDULE ($ in millions) Pro-forma gives effect to payoff of 6.625% senior unsecured notes aggregate principal amount of $350 million on October 27, 2014. $1,200.0 million revolver facility matures in March 2018. As of September 30, 2014, the outstanding revolver balance was $149.2 million (pro-forma is $219.6 million). 2 Global Cash Available Revolver

CAPITALIZATION Excludes $47.0 million of cash in consolidated funds and other entities not available for Company use at September 30, 2014. Senior unsecured notes – 6.625% paid off in full on October 27, 2014. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $71.1 million at September 30, 2014. Excludes $631.8 million of aggregate warehouse facilities outstanding at September 30, 2014. Calculation includes EBITDA from discontinued operations. See slide 20 for details. ($ in millions) As of September 30, 2014 Pro-forma as of September 30, 2014 Cash 1 $ 568.3 $ 271.3 Revolving credit facility 149.2 219.6 Senior secured term loan A 443.7 443.7 Senior secured term loan B 211.8 211.8 Senior unsecured notes – 5.0% 800.0 800.0 Senior unsecured notes – 6.625% 2 350.0 - Senior unsecured notes – 5.250% 300.0 300.0 Notes payable on real estate 3 3.9 3.9 Other debt 4 8.6 8.6 Total debt $ 2,267.2 $ 1,987.6 Stockholders’ equity 2,145.9 2,145.9 Total capitalization 4,413.1 4,133.5 Total net debt $ 1,698.9 $ 1,716.3 Net debt to TTM Normalized EBITDA 5 1.5x 1.5x

Three Months Ended September 30, ($ in millions) 2014 2013 Normalized EBITDA $ 292.2 $ 225.2 Adjustments: Carried interest incentive compensation (reversal) expense 1 (0.7) 0.8 EBITDA 292.9 224.4 Add: Interest Income 1.6 1.5 Less: Depreciation and amortization 67.2 47.5 Interest expense 27.8 27.8 Write-off of financing costs 23.1 - Provision for income taxes 69.3 56.2 Net Income attributable to CBRE Group, Inc. $ 107.1 $ 94.4 RECONCILIATION OF NORMALIZED EBITDA TO EBITDA TO NET INCOME Carried interest incentive compensation (reversal) expense is related to funds that began recording carried interest expense in Q2 2013 and beyond.

Three Months Ended September 30, ($ in millions) 2014 2013 Net income attributable to CBRE Group, Inc. $ 107.1 $ 94.4 Write-off of financing costs, net of tax 14.1 - Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 11.8 4.7 Carried interest incentive compensation (reversal) expense, net of tax 1 (0.4) 0.6 Net income attributable to CBRE Group, Inc., as adjusted $ 132.6 $ 99.7 Diluted income per share attributable to CBRE Group, Inc., as adjusted $ 0.40 $ 0.30 Weighted average shares outstanding for diluted income per share 334,293,046 332,061,402 Carried interest incentive compensation (reversal) expense is related to funds that began recording carried interest expense in Q2 2013 and beyond. RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED

Discontinued Operations for the Nine Months Ended September 30, 2013 ($ in millions) Global Investment Management Development Services Total Revenue $ 1.5 $ 7.4 $ 8.9 EBITDA1 $ 1.4 $ 6.0 $ 7.4 Less: Depreciation & amortization 0.5 0.4 0.9 Interest expense 1.0 2.2 3.2 Provision for income taxes - 1.3 1.3 Net (loss) income attributable to CBRE Group, Inc. $ (0.1) $ 2.1 $ 2.0 RECONCILIATION OF DISCONTINUED OPERATIONS There are no selected charges attributable to discontinued operations.